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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITOR'S CONSENT

         We consent to the incorporation by reference in Registration Statement No. 333-74616 of Sierra Bancorp on Form S-8 of our report, dated January 17, 2003, appearing in this Annual Report on Form 10-K of Sierra Bancorp for the year ended December 31, 2002.

                                                  /s/ Perry-Smith LLP

Sacramento, California
March 18, 2003